Putnam
Global Natural
Resources
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

The defensive positioning of Putnam Global Natural Resources Fund's portfolio and the relative immunity from market volatility of the energy stocks in its portfolio helped the fund avoid the worst of the global equity market rout. Although the fund's return was negative for the fiscal year ended August 31, 2002, it fared substantially better than the broader market.

The management team faced a seemingly unending series of challenges as the fiscal year rolled out. Natural resources stocks declined with stocks in general on the world's major stock markets then rallied briefly in these markets in the weeks immediately after the terrorist attacks on New York City and Washington, DC. They faltered again in the wake of high-profile corporate accounting scandals and executive improprieties in the United States and elsewhere that investors saw as threats to corporate profitability.

In the following report, fund management reviews the prevailing market environment during the period and places the fund's results in the context of this environment. The team also discusses in detail the reasons behind the fund's underperformance versus its peer group. Finally, they offer their views on prospects for the new fiscal year that has just begun.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 16, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam Natural Resources Team

Amid broad and deep declines across equity markets worldwide, investors in Putnam Global Natural Resources Fund benefited from the more defensive nature of energy stocks and from the self-imposed capital discipline of select basic materials companies. Investors generally favor the stocks of energy companies during bouts of market volatility because of their high dividend yield and, to a lesser extent, due to the relative stability of demand for some petroleum products despite changes in economic conditions. As a result, although the fund's return was negative on an absolute basis, it significantly outperformed the broader market, as measured by the S&P 500 Index. (Please see page 9 for details.) The fund fared less well on a relative basis versus its Lipper peer group during the period, primarily due to its continued emphasis on energy-related stocks -- a strategy that we believe will serve shareholders well over the long term.

Total return for 12 months ended 8/31/02

      Class A          Class B          Class C          Class M
    NAV     POP       NAV   CDSC       NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   -7.26%  -12.57%  -7.96%  -12.08%  -7.94%  -8.77%   -7.72%  -10.93%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 9.

* CHANGING MARKET SIGNALS FUEL VOLATILITY

Difficult market conditions were the most significant factor shaping your fund's performance during fiscal 2002. At the start of the fund's fiscal year, the greatest concern of U.S. equity investors was whether, in the face of sagging equity markets and ongoing corporate earnings disappointments, the U.S. could avoid a recession. Then came the September 11 terrorist strikes against the United States, which forced an unprecedented 4-day closing of the New York Stock Exchange and convinced most economists that recession was inevitable. Expecting the worst, investors assumed a highly defensive posture, sending markets down sharply.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Oil and gas             57.9%

Energy                  18.0%

Metals                   6.6%

Chemicals                6.3%

Paper and
forest products          5.0%

Footnote reads:
*Based on net assets as of 8/31/02. Holdings will vary over time.


"The fund continues to emphasize leading oil and natural gas companies as we believe they will benefit from a secular increase in oil and natural gas prices -- the result of rising global demand and finite reserves."

-- James M. Falvey, Portfolio Leader

Equity investors were caught by surprise again when market sentiment turned positive in November of 2001, as expectations of an economic recovery in 2002 fueled a late-year rally. Despite market nervousness early in 2002 -- caused, in part, by unfolding revelations about energy giant Enron's bookkeeping practices -- improving economic indicators sustained the equity market's generally positive momentum through the spring. Then, a triple whammy of growing tension in the Middle East and the Indian subcontinent, lingering overvaluation from the last bull market, and additional accounting scandals drove U.S. equity markets down again. Added to that, indications late in the period that business spending remained sluggish and that consumer confidence had waned raised concern that the economic recovery had slowed significantly.

* TACTICAL SECTOR SHIFTS DRIVE PERFORMANCE

The fund benefited from several tactical sector shifts during the fiscal year. Early in the period, we decided to increase the fund's emphasis on basic materials, particularly paper, at the expense of its energy holdings. This was motivated, in part, by our expectation that demand for jet fuel would decline in the wake of the September 11 tragedy and by forecasts that the northern hemisphere would experience a mild winter, dampening the demand for heating oil. In addition, this decision was influenced by projections that the economy would begin to recover in early 2002, which would raise demand for paper, and by our observation that among basic materials industries, paper companies were doing the best job of managing their costs and capital spending. Following this shift, basic materials outperformed energy stocks from October through December, contributing positively to performance.


Fund Profile

Putnam Global Natural Resources Fund seeks capital appreciation by investing in stocks of companies in the energy and natural resources industries. The fund targets companies in markets worldwide, in industries such as oil and gas, chemicals, metals and mining, utilities, and paper and forest products. The fund may be appropriate for investors seeking long-term growth of capital.

We took profits on basic materials holdings early in 2002, believing that prices in this sector were higher than warranted by the likely pace of economic recovery. We reinvested the proceeds from this profit-taking into oil and gas stocks as oil prices began to firm up again, positioning the fund to benefit from increases in fuel prices as the summer driving season approached. Seasonal tactical sector shifts such as this are common for the fund; however, the factors enumerated above exaggerated the benefits of this strategy during this particular fiscal year.

* INDUSTRY CONSOLIDATION CREATES OPPORTUNITY

In several cases, the team's correct anticipation of consolidations and timely stock purchases enabled the fund to realize gains. For example, in the fall of 2001 we purchased shares of paper maker Willamette Industries with the expectation that it might be acquired. Forest products giant Weyerhaeuser Co. purchased Willamette at a comfortable premium in February of 2002. Believing that this was an appropriate acquisition, investors also bid up Weyerhaeuser -- another holding in the portfolio at the time of the acquisition. Weyerhaeuser remains a strong example among several leading forest products companies that are growing profits through disciplined capital spending and cost control as well as selective acquisition.

During the second quarter, the management team positioned the fund to take advantage of a potential buyout in the oil and gas sector with the purchase of Enterprise Oil, a UK-based independent oil and gas exploration and production company. The fund benefited from Royal Dutch Petroleum Co.'s purchase of Enterprise, which was finalized this summer. We recognized a similar opportunity with oil and natural gas explorer and producer Pure Resources, Inc., which the fund purchased in the spring of 2002. Late in the period, Pure Resources' majority stakeholder, Unocal Corp., indicated that it planned to acquire the balance of Pure Resources' outstanding shares.

We expect consolidation to be an ongoing investment theme for natural resources companies as players in these industries over-leverage their balance sheets to compete for access to limited natural resources, making themselves vulnerable takeover targets if these investments do not pay off.

* FUND BENEFITS FROM DEFENSIVE STRATEGIES

The management team implemented several defensive strategies among the fund's basic materials holdings that contributed to performance during the period. For example, the fund benefited from the team's strategy of underweighting major petrochemical companies such as The Dow Chemical Company. This decision was motivated by the current downward cycle in ethylene prices due to global overcapacity. Ethylene is a major building block substance for petrochemical products, serving as the foundation for plastic resins, for example. Instead, the fund's emphasis within the chemicals sector was on intermediate-size and specialty chemical companies such as PPG Industries. One of PPG's primary businesses is supplying specialty paints and plastics to automobile manufacturers -- a business segment that benefited from solid auto sales during the period.

During the period, the management team expanded and then contracted the fund's exposure to gold in another defensive strategy used as a hedge against significant downward market momentum. Generally, gold outperforms in severe market downturns. We gained exposure through companies such as American Barrick Resources Corporation and Placer Dome Inc. We first broadened the portfolio's exposure to gold in the fall of 2001 following the market rout in the wake of the September 11 tragedy. We took profits on these holdings during the winter of 2002, expanded them again in the spring of 2002, and took profits for a second time this summer as gold prices rose during the equity market's precipitous fall in July.

* ENERGY EMPHASIS DAMPENS RELATIVE RESULTS

We believe that our emphasis on energy holdings at the expense of basic materials -- a strategy implemented during the second half of the period -- is an appropriate long-term strategy because we expect companies in this sector to benefit from growing demand and finite supplies for oil and natural gas. Although this strategy detracted from the fund's relative returns versus its Lipper peer group during the period, the underperformance of this sector was primarily the result of exogenous shocks rather than long-term fundamental factors.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

BP PLC ADR
United Kingdom
Oil and gas

Exxon Mobil Corp.
United States
Oil and gas

TotalFinaElf SA ADR
France
Oil and gas

Royal Dutch Petroleum Co. PLC ADR
Netherlands
Oil and gas

BJ Services Co.
United States
Energy

Anadarko Petroleum Corp.
United States
Oil and gas

Ocean Energy, Inc.
United States
Oil and gas

GlobalSantaFe Corp.
United States
Energy

Chevron Texaco Corp.
United States
Oil and gas

Baker Hughes, Inc.
United States
Energy

Footnote reads:
These holdings represent 46.5% of the fund's net assets as of 8/31/02. Portfolio holdings will vary over time.

During the first half of the period, the performance of several energy holdings was hindered by the meltdown of merchant energy leader Enron. Although we eliminated the fund's Enron position as soon as details of its off-balance-sheet financing emerged, there were related holdings -- Calpine, an independent energy producer, and El Paso Corp., which operates natural gas pipelines -- that suffered when Enron disappeared as an energy purchaser. Ironically, the Enron situation also created one of the biggest opportunities for the fund during the period: a short-term investment in Enron rival Dynegy. We purchased Dynegy when it appeared that it would be able to acquire Enron's assets cheaply and sold it for a substantial gain when additional details about Enron's conditions emerged.

Another shock to the energy sector that was largely unrelated to the long-term prospects for the industry was the delisting of Royal Dutch from the S&P 500 Index late in the period. This action triggered further declines across the energy sector as portfolio managers rushed to rebalance their portfolios' energy exposure in line with new index weightings.

* BRIGHT SPOTS IN ENERGY EXPOSURE

One consistent investment theme that contributed positively to performance during the period was our emphasis on companies poised to benefit from a secular increase in oil and natural gas prices -- the result of rising global demand and finite reserves. This remains an important theme going forward.

We believe that France-based TotalFinaElf combines one of the best production profiles among the major international oil companies with one of the strongest management teams. With a per annum production growth rate of 6%, TotalFinaElf is one of the fastest-growing companies in the industry. The fund's overweight position in TotalFinaElf contributed to results during the period. Going forward, we believe this company's stock price should benefit from management's emerging focus on a share repurchase program made possible by recent changes in French tax laws and strong free cash flow, which, in turn, comes courtesy of rising oil prices.

Ocean Energy, Inc. and Amerada Hess Corp. are two additional examples of well-positioned oil companies among your portfolio's holdings that contributed positively to results during the period. Both companies have interests in what is emerging as the new hot spot for oil production:
West African production sites off the shore of Equitorial Guinea.

Portfolio holding Pioneer Natural Resources Co. is representative of a low cost, midsize natural gas producer that did well during the fiscal year and stands to benefit from higher normalized natural gas prices going forward. Our forecasts call for natural gas prices in the $3.25 to $3.50 range per thousand cubic feet, up from a historical norm of about $2.25. We believe companies that provide services to oil and natural gas producers, such as portfolio holding BJ Services Company, are also expected to benefit from this trend.

* MOST INVESTMENT THEMES PERSIST

Many of the investment strategies in place at fiscal year-end are consistent with our strategy going forward. Among your fund's basic materials holdings, we continue to favor forest products companies as they demonstrate better capital discipline than precious metals and chemical industries. Within the chemicals sector, we plan to maintain our strategy of avoiding major petrochemical companies, as we believe the global overcapacity of ethylene will persist. We are carefully monitoring excess capacity in aluminum among opportunities in the precious metals sector, especially given the threat of new capacity from China, which continues to build smelters.

We believe that today's supply and demand dynamics support a crude oil price of about $24 per barrel. However, current prices are nearing the $30 per barrel range, as market participants have built in a "war premium." We're concerned that this artificially high price may put a crimp on demand because, historically, anytime crude has surpassed the $30 per barrel mark demand has been curtailed. Therefore, we do not plan to add to your portfolio's oil holdings at current price levels, but will look for opportunities to expand your oil exposure if the price moves closer to what we believe are appropriate market rates. In the meantime, we continue to focus on natural gas producers as a way to position the fund to benefit from higher oil prices.

We will continue to take advantage of seasonal demand for oil and gas products to make tactical sector shifts in the fund as we seek to identify securities that we believe are priced below their fair value across global natural resources sectors.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund concentrates its investments in one region or in one sector and involves more risk than a fund that invests more broadly.

The fund is managed by the Putnam Natural Resources Team. The members of the team are James M. Falvey (Portfolio Leader) and William J. Landes, Ph.D.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 8/31/02

                     Class A         Class B         Class C        Class M
(inception dates)   (7/24/80)       (2/1/94)        (7/26/99)       (7/3/95)
                   NAV     POP     NAV   CDSC      NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year           -7.26% -12.57%  -7.96% -12.08%  -7.94%  -8.77%  -7.72% -10.93%
------------------------------------------------------------------------------
5 years           6.98    0.83    2.96    1.51    3.08    3.08    4.23    0.57
Annual average    1.36    0.17    0.59    0.30    0.61    0.61    0.83    0.11
------------------------------------------------------------------------------
10 years         97.50   86.16   83.11   83.11   83.16   83.16   87.61   81.03
Annual average    7.04    6.41    6.24    6.24    6.24    6.24    6.49    6.11
------------------------------------------------------------------------------
Annual average
(life of fund)    6.26    5.98    5.37    5.37    5.40    5.40    5.63    5.47
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/02

                                                     Lipper Natural
                                  S&P 500              Resources
                                   Index                Average
------------------------------------------------------------------------------
1 year                            -17.99%                -5.52%
------------------------------------------------------------------------------
5 years                             9.01                  2.25
Annual average                      1.74                  0.15
------------------------------------------------------------------------------
10 years                          168.64                132.41
Annual average                     10.39                  8.40
------------------------------------------------------------------------------
Annual average
(life of fund)                     13.01                 10.06
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes of Putnam Global Natural Resources Fund. See the prospectus for details.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/1/99

             Fund's class A          S&P 500          Lipper Natural
Date         shares at POP            Index          Resources Average

8/31/92          9,425               10,000               10,000
8/31/93         11,480               11,521               12,558
8/31/94         10,370               12,152               12,331
8/31/95         11,521               14,758               13,436
8/31/96         13,244               17,522               16,517
8/31/97         17,401               24,644               21,867
8/31/98         12,992               26,639               13,268
8/31/99         18,513               37,247               20,207
8/31/00         20,747               43,326               25,554
8/31/01         20,073               32,759               23,285
8/31/02        $18,616              $26,864              $23,241

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $18,311 and $18,316, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,761 ($18,103 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                1             1             1             1
------------------------------------------------------------------------------
Income               $0.116        $0.000        $0.008        $0.000
------------------------------------------------------------------------------
Capital gains
  Long-term           1.253         1.253         1.253         1.253
------------------------------------------------------------------------------
  Short-term          0.626         0.626         0.626         0.626
------------------------------------------------------------------------------
  Total              $1.995        $1.879        $1.887        $1.879
------------------------------------------------------------------------------
Share value:        NAV     POP      NAV           NAV        NAV     POP
------------------------------------------------------------------------------
8/31/01           $19.58  $20.77   $19.14        $19.34     $19.43  $20.13
------------------------------------------------------------------------------
8/31/02            16.22   17.21    15.80         15.98      16.11   16.69
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 9/30/02 (most recent calendar quarter)

                     Class A         Class B        Class C         Class M
(inception dates)   (7/24/80)       (2/1/94)       (7/26/99)       (7/3/95)
                   NAV     POP     NAV   CDSC     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year           -5.77% -11.19%  -6.44% -10.63%  -6.51%  -7.34%  -6.21%  -9.51%
------------------------------------------------------------------------------
5 years          -6.96  -12.33  -10.45  -11.71  -10.38  -10.38   -9.34  -12.51
Annual average   -1.43   -2.60   -2.18   -2.46   -2.17   -2.17   -1.94   -2.64
------------------------------------------------------------------------------
10 years         79.57   69.26   66.50   66.50   66.54   66.54   70.71   64.69
Annual average    6.03    5.40    5.23    5.23    5.23    5.23    5.49    5.12
------------------------------------------------------------------------------
Annual average
(life of fund)    5.83    5.55    4.94    4.94    4.97    4.97    5.21    5.04
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

The S&P 500 Index* is an unmanaged index of common  stock  performance.

Lipper Natural Resources Average* is composed of funds that invest more than 65% of their equity holdings in the natural resources industries.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

*Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Global Natural Resources Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Global Natural Resources Fund, including the fund's portfolio, as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Natural Resources Fund as of August 31, 2002, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                     KPMG  LLP
Boston, Massachusetts
October 4, 2002



THE FUND'S PORTFOLIO
August 31, 2002

COMMON STOCKS (96.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Chemicals (6.3%)
-------------------------------------------------------------------------------------------------------------------
             64,100 Air Products & Chemicals, Inc.                                                       $3,006,931
             76,200 Crompton Corp.                                                                          849,630
            188,400 Dow Chemical Co. (The)                                                                5,693,448
            107,800 Engelhard Corp.                                                                       2,820,048
             65,800 IMC Global, Inc.                                                                        871,192
              9,200 PPG Industries, Inc.                                                                    517,684
             50,800 Rohm & Haas Co.                                                                       1,848,612
             29,800 Syngenta AG (Switzerland)                                                             1,651,803
                                                                                                      -------------
                                                                                                         17,259,348

Coal (1.0%)
-------------------------------------------------------------------------------------------------------------------
            144,900 Arch Coal, Inc.                                                                       2,651,670

Construction (0.8%)
-------------------------------------------------------------------------------------------------------------------
             23,400 Lafarge (France)                                                                      2,164,738

Electric Utilities (1.5%)
-------------------------------------------------------------------------------------------------------------------
             65,100 Dominion Resources, Inc.                                                              4,082,421

Energy (18.0%)
-------------------------------------------------------------------------------------------------------------------
            268,200 Baker Hughes, Inc.                                                                    7,375,500
            285,550 BJ Services Co. (NON)                                                                 8,709,275
            138,600 ENSCO International, Inc.                                                             3,696,462
            357,947 GlobalSantaFe Corp.                                                                   7,874,834
            456,200 Halliburton Co.                                                                       6,934,240
            155,100 Precision Drilling Corp. (Canada) (NON)                                               5,014,549
             49,000 Pride International, Inc. (NON)                                                         655,620
            146,800 Schlumberger, Ltd.                                                                    6,343,228
             69,300 Weatherford Intl., Ltd. (NON)                                                         2,830,212
                                                                                                      -------------
                                                                                                         49,433,920

Metals (5.6%)
-------------------------------------------------------------------------------------------------------------------
            247,400 Alcoa, Inc.                                                                           6,207,266
            301,842 BHP, Ltd. ADR (Australia)                                                             3,018,420
             47,600 Phelps Dodge Corp. (NON)                                                              1,537,956
            281,200 Placer Dome, Inc. (Canada)                                                            2,803,564
             77,000 POSCO ADR (South Korea)                                                               1,759,450
                                                                                                      -------------
                                                                                                         15,326,656

Oil & Gas (57.9%)
-------------------------------------------------------------------------------------------------------------------
             58,500 Amerada Hess Corp.                                                                    4,276,350
            193,885 Anadarko Petroleum Corp.                                                              8,655,026
            485,752 BP PLC ADR (United Kingdom)                                                          22,733,194
            166,900 Brown (Tom), Inc. (NON)                                                               4,055,670
            184,400 Burlington Resources, Inc.                                                            7,093,868
             98,654 Chevron Texaco Corp.                                                                  7,559,856
            116,400 Devon Energy Corp.                                                                    5,470,800
             36,000 EOG Resources, Inc.                                                                   1,254,240
            617,700 Exxon Mobil Corp.                                                                    21,897,465
            164,600 Noble Corp. (NON)                                                                     5,114,122
            108,200 Norsk Hydro ASA (Norway)                                                              4,598,874
            409,000 Ocean Energy, Inc.                                                                    8,572,640
            184,700 Petro-Canada (Canada)                                                                 5,454,085
            177,400 Pioneer Natural Resources Co. (NON)                                                   4,415,486
            211,500 Repsol YPF, SA ADR (Spain)                                                            2,762,190
            317,000 Royal Dutch Petroleum Co. PLC ADR (Netherlands) (SEG)                                14,328,400
            121,000 Talisman Energy, Inc. (Canada)                                                        5,028,760
            279,332 TotalFinaElf SA ADR (France)                                                         19,921,958
            279,200 XTO Energy, Inc.                                                                      5,653,800
                                                                                                      -------------
                                                                                                        158,846,784

Other (0.7%)
-------------------------------------------------------------------------------------------------------------------
             83,000 Software HOLDRS Trust Depositary Receipts                                             2,087,450

Paper & Forest Products (5.0%)
-------------------------------------------------------------------------------------------------------------------
            209,900 Boise Cascade Corp.                                                                   5,677,795
             81,700 Georgia-Pacific Corp.                                                                 1,719,785
            626,000 Jefferson Smurfit Group PLC (Ireland) (NON)                                           1,868,600
            213,100 Tembec, Inc. (Canada) (NON)                                                           1,594,356
             34,000 Temple Inland, Inc.                                                                   1,739,100
             32,600 UPM-Kymmene OYJ (Finland)                                                             1,038,840
                                                                                                      -------------
                                                                                                         13,638,476
                                                                                                      -------------
                    Total Common Stocks (cost $267,103,579)                                            $265,491,463

CONVERTIBLE BONDS AND NOTES (1.0%) (a) (cost $2,065,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $2,000,000 Freeport-McMoRan Copper & Gold, Inc. 144A cv. sr. notes
                    8 1/4s, 2006                                                                         $2,792,500

SHORT-TERM INVESTMENTS (1.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $2,379,176 Short-term investments held in Putnam commingled cash account with yields ranging from 1.70% to 1.96% and
                    due dates ranging from September 4, 2002 to
                    October 25, 2002 (d)                                                                 $2,379,176
          2,640,193 Short-term investments held as collateral for loaned securities with yields ranging from 1.73% to 2.03%
                    and due dates ranging from September 3, 2002 to
                    October 11, 2002 (d)                                                                  2,639,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $5,018,176)                                       $5,018,176
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $274,186,755)                                              $273,302,139
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $274,255,177.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at August
      31, 2002.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at August 31,2002: (as percentage of Market Value)

           Australia                   1.1%
           Canada                      7.3
           France                      8.2
           Ireland                     0.7
           Netherlands                 5.3
           Norway                      1.7
           South Korea                 0.7
           Spain                       1.0
           Switzerland                 0.6
           United Kingdom              8.4
           United States              64.6
           Other                       0.4
                                     -----
           Total                     100.0%


------------------------------------------------------------------------------
Forward Currency Contracts to Buy at August 31, 2002
(aggregate face value $23,937,635)
                                                                   Unrealized
                           Market     Aggregate Face  Delivery    Appreciation/
                           Value          Value         Date     (Depreciation)
------------------------------------------------------------------------------
British Pounds         $11,912,875     $11,761,700   9/18/2002        $151,175
Euro                     6,202,874       6,257,901   9/18/2002         (55,027)
Japanese Yen             5,959,918       5,918,034   9/18/2002          41,884
------------------------------------------------------------------------------
                                                                      $138,032
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Forward Currency Contracts to Sell at August 31, 2002
(aggregate face value $29,865,262)
                                                                   Unrealized
                           Market     Aggregate Face  Delivery    Appreciation/
                           Value          Value         Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars      $1,113,506      $1,094,235     9/18/02        $(19,271)
British Pounds           1,588,796       1,580,207     9/18/02          (8,589)
Canadian Dollar          7,785,422       7,842,908     9/18/02          57,486
Euro                    13,187,724      13,206,617     9/18/02          18,893
Japanese Yen             2,574,346       2,608,845     9/18/02          34,499
Norwegian Krone          3,535,276       3,532,450     9/18/02          (2,826)
------------------------------------------------------------------------------
                                                                       $80,192
------------------------------------------------------------------------------
Futures Contracts Outstanding at August 31, 2002
                                      Aggregate Face  Expiration   Unrealized
                      Market Value        Value         Date      Depreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)                  $3,435,375      $3,438,396     Sep-02          $(3,021)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $2,461,455 of securities on
loan (identified cost $274,186,755) (Note 1)                                   $273,302,139
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           610,066
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              165,539
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    8,699,034
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             13,402
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                             360,938
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                           162,879
-------------------------------------------------------------------------------------------
Total assets                                                                    283,313,997

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                     30,079
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  4,958,914
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          458,980
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        511,083
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           48,722
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       28,137
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            842
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              158,704
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                142,714
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                               30,801
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                2,639,000
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               50,844
-------------------------------------------------------------------------------------------
Total liabilities                                                                 9,058,820
-------------------------------------------------------------------------------------------
Net assets                                                                     $274,255,177

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 279,637,947
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      1,416,014
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                   (6,131,114)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                  (667,670)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $274,255,177

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($173,632,361 divided by 10,705,376 shares)                                          $16.22
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $16.22)*                              $17.21
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($87,084,702 divided by 5,511,284 shares)**                                          $15.80
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($9,656,936 divided by 604,335 shares)**                                             $15.98
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,881,178 divided by 240,946 shares)                                               $16.11
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $16.11)*                              $16.69
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended August 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $119,094)                                       $5,452,091
-------------------------------------------------------------------------------------------
Interest                                                                            356,992
-------------------------------------------------------------------------------------------
Securities lending                                                                   37,063
-------------------------------------------------------------------------------------------
Total investment income                                                           5,846,146

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,116,454
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      466,041
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   15,267
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      9,573
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               468,805
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,018,205
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                87,721
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                34,503
-------------------------------------------------------------------------------------------
Other                                                                               207,212
-------------------------------------------------------------------------------------------
Total expenses                                                                    4,423,781
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (162,120)
-------------------------------------------------------------------------------------------
Net expenses                                                                      4,261,661
-------------------------------------------------------------------------------------------
Net investment income                                                             1,584,485
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                                (3,625,513)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   1,336,219
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                         131,312
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the year                                               219,376
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the year                                                                 (23,965,930)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (25,904,536)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(24,320,051)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year ended August 31
                                                                   ------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $1,584,485            $1,345,379
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                          (2,157,982)           36,180,932
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                          (23,746,554)          (51,895,300)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                  (24,320,051)          (14,368,989)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (1,188,254)           (1,116,089)
-------------------------------------------------------------------------------------------------------
   Class C                                                                 (3,600)              (11,829)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --                  (608)
-------------------------------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                                             (6,412,474)           (5,673,450)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (3,453,122)           (3,463,685)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (281,734)             (141,478)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (153,066)             (185,556)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                            (12,835,191)           (7,673,109)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (6,911,761)           (4,684,493)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (563,918)             (191,343)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (306,377)             (250,956)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      11,315,345            12,642,344
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (45,114,203)          (25,119,241)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     319,369,380           344,488,621
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $1,416,014 and $892,072, respectively)                     $274,255,177          $319,369,380
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.58       $21.79       $19.98       $15.28       $22.13
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .14          .14          .14          .20          .20
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.50)        (.79)        2.17         5.91        (5.47)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.36)        (.65)        2.31         6.11        (5.27)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.12)        (.12)        (.19)        (.23)        (.21)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.88)       (1.44)        (.31)       (1.18)       (1.37)
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.00)       (1.56)        (.50)       (1.41)       (1.58)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.22       $19.58       $21.79       $19.98       $15.28
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (7.26)       (3.25)       12.07        42.50       (25.34)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $173,632     $192,785     $206,190     $200,824     $157,589
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.18         1.14         1.15         1.16         1.20
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .81          .69          .74         1.09          .95
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                137.57       102.45       199.50       118.37        28.63
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.14       $21.37       $19.61       $15.00       $21.77
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .01         (.01)        (.01)         .06          .04
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.47)        (.78)        2.13         5.81        (5.37)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.46)        (.79)        2.12         5.87        (5.33)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.05)        (.08)        (.07)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.88)       (1.44)        (.31)       (1.18)       (1.37)
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.88)       (1.44)        (.36)       (1.26)       (1.44)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.80       $19.14       $21.37       $19.61       $15.00
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (7.96)       (3.98)       11.19        41.42       (25.91)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $87,085     $113,258     $126,004     $146,228     $107,252
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.93         1.89         1.90         1.91         1.95
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .05         (.07)        (.04)         .35          .21
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                137.57       102.45       199.50       118.37        28.63
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 July 26, 1999+
operating performance                        Year ended August 31          to August 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.34       $21.64       $19.98       $19.78
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .02           --(d)       .03          .02
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.49)        (.81)        2.12          .18
----------------------------------------------------------------------------------------
Total from
investment operations                  (1.47)        (.81)        2.15          .20
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.01)        (.05)        (.18)          --
----------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.88)       (1.44)        (.31)          --
----------------------------------------------------------------------------------------
Total distributions                    (1.89)       (1.49)        (.49)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.98       $19.34       $21.64       $19.98
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (7.94)       (4.03)       11.22         1.01*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $9,657       $7,878       $4,040         $209
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.93         1.89         1.90          .19*
----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .09         (.02)         .14          .13*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                137.57       102.45       199.50       118.37
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.43       $21.62       $19.82       $15.15       $21.99
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .05          .03          .05          .11          .09
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.49)        (.78)        2.14         5.86        (5.42)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.44)        (.75)        2.19         5.97        (5.33)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --(d)      (.08)        (.12)        (.14)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.88)       (1.44)        (.31)       (1.18)       (1.37)
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.88)       (1.44)        (.39)       (1.30)       (1.51)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.11       $19.43       $21.62       $19.82       $15.15
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (7.72)       (3.73)       11.47        41.72       (25.73)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,881       $5,448       $8,254      $10,537       $5,926
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.68         1.64         1.65         1.66         1.70
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .30          .16          .26          .62          .45
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                137.57       102.45       199.50       118.37        28.63
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
August 31, 2002

Note 1
Significant accounting policies

Putnam Global Natural Resources Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund continues to seek capital appreciation by investing primarily in the common stocks of companies in the energy and natural resource industries.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Effective October 1, 2002 a redemption fee of 1.00% of the total redemption amount will apply to any shares purchased after October 1, 2002 that are held less than 90 days.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2002, the value of securities loaned amounted to $2,461,455. The fund received cash collateral of $2,639,000 which is pooled with collateral of other Putnam funds into 35 issuers of high grade short-term investments.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 2002, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2002, the fund had a capital loss carryover of approximately $3,191,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on August 31, 2010.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, and unrealized gains and losses on certain futures contracts. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2002, the fund reclassified $131,311 to increase undistributed net investment income and $669,039 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $537,728.

The tax basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation                           $15,917,474
Unrealized depreciation                           (19,745,446)
                                           ------------------
Net unrealized depreciation                        (3,827,972)
Undistributed ordinary income                       1,634,221
Capital loss carryforward                          (3,190,779)
                                           ------------------
Total distributable earnings                      $(5,384,530)
                                           ==================
Cost for federal income
tax purposes                                     $277,130,111


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At August 31, 2002, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended August 31, 2002, the fund's expenses were reduced by $162,120 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $716 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended August 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $43,221 and $290 from the sale of class A and class M shares, respectively, and received $230,622 and $3,511 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2002, Putnam Retail Management, acting as underwriter received $670 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended August 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $410,590,423 and $433,039,811, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,082,590         $73,503,794
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,105,361          18,448,474
---------------------------------------------------------------------------
                                             5,187,951          91,952,268

Shares repurchased                          (4,329,670)        (76,419,581)
---------------------------------------------------------------------------
Net increase                                   858,281         $15,532,687
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,913,672         $61,576,105
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               643,155          13,036,735
---------------------------------------------------------------------------
                                             3,556,827          74,612,840

Shares repurchased                          (3,170,998)        (66,205,795)
---------------------------------------------------------------------------
Net increase                                   385,829          $8,407,045
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,976,277         $35,084,317
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               553,701           9,047,471
---------------------------------------------------------------------------
                                             2,529,978          44,131,788

Shares repurchased                          (2,935,878)        (51,140,832)
---------------------------------------------------------------------------
Net decrease                                  (405,900)        $(7,009,044)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,664,004         $77,045,659
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               356,614           7,103,744
---------------------------------------------------------------------------
                                             4,020,618          84,149,403

Shares repurchased                          (3,998,479)        (82,617,089)
---------------------------------------------------------------------------
Net increase                                    22,139          $1,532,314
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    403,502          $7,182,049
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                44,546             736,348
---------------------------------------------------------------------------
                                               448,048           7,918,397

Shares repurchased                            (250,959)         (4,440,092)
---------------------------------------------------------------------------
Net increase                                   197,089          $3,478,305
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    401,403          $8,450,662
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                14,000             281,814
---------------------------------------------------------------------------
                                               415,403           8,732,476

Shares repurchased                            (194,876)         (4,015,211)
---------------------------------------------------------------------------
Net increase                                   220,527          $4,717,265
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     54,797            $991,438
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                24,974             415,323
---------------------------------------------------------------------------
                                                79,771           1,406,761

Shares repurchased                            (119,208)         (2,093,364)
---------------------------------------------------------------------------
Net decrease                                   (39,437)          $(686,603)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    135,083          $2,860,473
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                20,414             412,158
---------------------------------------------------------------------------
                                               155,497           3,272,631

Shares repurchased                            (256,791)         (5,286,911)
---------------------------------------------------------------------------
Net decrease                                  (101,294)        $(2,014,280)
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

For the period, interest and dividends from foreign countries were $2,187,818, or $0.13 per share (for all classes of shares).

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of August 31, 2002, there were 109 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
  Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
  President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
  Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
  Marsh & McLennan Companies, Inc.





OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63),                                                       LLC and Putnam Management
Vice President

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63),                                                      LLC and Putnam Management. Prior to
Vice President                                                   February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

William J. Landes                  Since 2002                    Managing Director of Putnam Management
(1/16/53),
Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

William J. Landes, Ph.D.
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Global Natural Resources Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN007-84014   018/501/2AD  10/02